Exhibit 99.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Health Management Systems, Inc. for the quarter ended September 30, 2002, I, Philip Rydzewski, Senior Vice President and Chief Financial Officer of Health Management Systems, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of Health Management Systems, Inc.

By: /s/ Philip Rydzewski Philip Rydzewski Chief Financial Officer (Principal Financial Officer and Accounting Officer)

November 14, 2002

25